UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

AmeriGas Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-13692	23-2787918
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 No. Gulph Road, King of Prussia, Pennsylvania	19406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610 337-1000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 19, 2010, AmeriGas Propane, Inc., the general partner of AmeriGas Partners, L.P. (the “Partnership”), issued a press release announcing earnings guidance for the Partnership for the fiscal year ended September 30, 2010. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In its October 19, 2010 press release, the Partnership also announced earnings guidance for the fiscal year ending September 30, 2011. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibits. The following exhibit is being furnished herewith:

99        Press Release of AmeriGas Partners, L.P. dated October 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriGas Partners, L.P.

October 19, 2010	By:	/s/ Jerry E. Sheridan
Name: Jerry E. Sheridan
Title: Vice President — Finance and Chief Financial Officer of AmeriGas Propane, Inc., the General Partner of AmeriGas Partners, L.P.

Exhibit Index

Exhibit No.	Description
99	99 Press Release of AmeriGas Partners, L.P. dated October 19, 2010.